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                                                                   EXHIBIT 10.21

                                FIRST AMENDMENT

                                      TO

                               CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment")
                                                          ---------------
dated as of September 29, 1998 relates to that certain Credit Agreement dated as of August 21, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Rental Service Corporation of
                        ----------------
Canada Ltd. (the "Borrower"), each financial institution identified on the
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signature pages thereto (together with its successors and permitted assigns pursuant to Section 11.8 thereof, a "Lender") and BT Bank of Canada, as agent
                                     ------
(in such capacity, together with any successor agent appointed pursuant to
Section 10.8 thereof, the "Agent").
                           -----


          1.   DEFINITIONS.    Capitalized terms used and not otherwise defined
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herein have the meanings assigned to them in the Credit Agreement.

          2.   AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT.  Upon the
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"Amendment Effective Date" (as defined in Section 4 below), Section 1.1 of the
Credit Agreement is hereby amended as follows:

               2.1  NEW DEFINITION OF FIRST AMENDMENT.  The following definition
                    ---------------------------------
     of "First Amendment" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

               "FIRST AMENDMENT" means the First Amendment to Credit Agreement dated as of September 29, 1998, among the Borrower, the Agent and the Lenders and acknowledged by the Parent Guarantor.

               2.2  NEW DEFINITION OF FIRST AMENDMENT EFFECTIVE DATE.  The
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     following definition of "First Amendment Effective Date" is added to
     Section 1.1 of the Credit Agreement in proper alphabetical order:

               "FIRST AMENDMENT EFFECTIVE DATE" means the "Amendment Effective Date" under (and as defined in) the First Amendment.

               2.3  DEFINITION OF PARENT GUARANTOR CREDIT AGREEMENT.  The
                    -----------------------------------------------
     definition of "Parent Guarantor Credit Agreement" is amended and restated in its entirety to read as follows:

               "PARENT GUARANTOR CREDIT AGREEMENT" means the Second Amended and Restated Credit Agreement dated as of December 2, 1997 by and
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               among RSC Alabama, Inc., RSC Center, Inc., RSC Duval Inc., RSC
               Industrial Corporation, RSC Rents, Inc. and Walker Jones Equipment, Inc., as Borrowers, RSC Acquisition Corp., RSC Holdings, Inc. and Rental Service Corporation, as Parent Guarantors, the Lenders set forth therein, Bankers Trust Company, as Issuing Bank, and BT Commercial Corporation, as Agent, as amended by the First Amendment and Consent dated as of April 30, 1998, as further amended by the Second Amendment and Consent dated as of July 20, 1998 and as further amended by the Third Amendment dated as of September 29, 1998, and as in effect as of the First Amendment Effective Date without giving effect to any further amendments, restatements, modifications or waivers thereof or consent to departures from the terms thereof following the First Amendment Effective Date.

          3.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
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warrants to each Lender and the Agent that, as of the Amendment Effective Date
(after giving effect to this First Amendment):

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such date, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

          (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing; and

          (d) No Change of Control has occurred.

          4.   AMENDMENT EFFECTIVE DATE.  This First Amendment shall become
               ------------------------
effective as of the date first written above (the "Amendment Effective Date")
                                                   ------------------------
upon the satisfaction of each of the following conditions:

          (a) the Agent shall have received each of the following documents, in each case in form and substance reasonably satisfactory to the Agent:

               (i) counterparts hereof executed by the Borrower, the Agent and the Majority Lenders, together with the acknowledgment attached hereto executed by the Parent Guarantor;

               (ii) a certificate of the chief executive officer or a Financial Officer of the Borrower certifying that all conditions precedent to the effectiveness of this

                                      -2-
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          First Amendment (other than conditions within the control of the Agent and the Lenders) have been met (or, concurrently with the Amendment Effective Date, will be met), all representations and warranties made in this First Amendment are true and correct and (after giving effect to this First Amendment) no Default or Event of Default has occurred and is continuing;

               (iii) a copy of the Third Amendment to the Parent Guarantor Credit Agreement dated as of September 29, 1998 executed by RSC Alabama, Inc., RSC Center, Inc., RSC Duval Inc., RSC Industrial Corporation, RSC Rents, Inc. and Walker Jones Equipment, Inc., as Borrowers, RSC Acquisition Corp., RSC Holdings, Inc. and Rental Service Corporation, as Parent Guarantors, the "Majority Lenders" (as defined therein) and BT Commercial Corporation, as Agent, in substantially the form of Exhibit I attached hereto and made a part
                                    ---------
          hereof;  and

               (iv) such additional documentation as the Agent may reasonably request.

          (b) All Fees, and all Expenses as to which the Borrower has received an invoice, in each case which are payable on or before the Amendment Effective Date shall have been paid.

          5.   MISCELLANEOUS.  This First Amendment is a Credit Document.  The
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headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby for the periods specified herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement, the other Credit Documents and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          6.   COUNTERPARTS.  This First Amendment may be executed in any number
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of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          7.   GOVERNING LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND
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INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO
AND THE FEDERAL LAWS OF CANADA APPLICABLE THERETO.

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          IN WITNESS WHEREOF, the Agent, the undersigned Lenders and the
Borrower have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


BORROWER:                RENTAL SERVICE CORPORATION OF CANADA LTD.
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                              By: /s/ Robert M. Wilson
                                  ---------------------
                              Name: Robert M. Wilson
                                    -------------------
                              Title: Secretary
                                    -------------------


AGENT:                        BT BANK OF CANADA,
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                                as Agent


                              By: /s/ Brian S. Strauss
                                  ---------------------
                              Name: Brian S. Strauss
                                    -------------------
                              Title: Principal
                                     ------------------


                              By: /s/ James E. Kellar
                                  ----------------------
                              Name: James E. Kellar
                                    --------------------
                              Title: Principal
                                     -------------------

LENDERS:                      BT BANK OF CANADA
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                              By: /s/ Brian S. Strauss
                                  ----------------------
                              Name: Brian S. Strauss
                                    --------------------
                              Title: Principal
                                     -------------------


                              By: /s/ James E. Kellar
                                  -----------------------
                              Name: James E. Kellar
                                    ---------------------
                              Title: Principal
                                     --------------------

                                     -S-1-

                              THE BANK OF NOVA SCOTIA


                              By: /s/ Mike Jackson
                                  -----------------------
                              Name: Mike Jackson
                                    ---------------------
                              Title: Vice President
                                     --------------------


                              By: /s/ J. Doug Foster
                                  ------------------------
                              Name: J. Doug Foster
                                    ----------------------
                              Title: Relationship Manager
                                     ---------------------

                                     -S-2-
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                                 ACKNOWLEDGMENT
                                 --------------


          The undersigned, as guarantor of the Obligations under (and as defined
in) that certain Credit Agreement dated as of August 21, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement") among Rental Service Corporation of Canada Ltd. (the "Borrower"),
---------                                                         --------
each financial institution identified on the signature pages thereto (together with its successors and permitted assigns pursuant to Section 11.8 thereof, a

"Lender") and BT Bank of Canada, as agent (in such capacity, together with any
-------
successor agent appointed pursuant to Section 10.8 thereof, the "Agent") (i)
                                                                 -----
acknowledges its receipt of a copy of the foregoing First Amendment to Credit Agreement dated as of September 29, 1998, (ii) reaffirms, ratifies and confirms its obligations under the Guaranty dated as of August 21, 1998 and the other Credit Documents to which it is a party in each case and (iii) acknowledges that such Guaranty and such other Credit Documents remain in full force and effect.


                              RENTAL SERVICE CORPORATION


                              By: /s/ Robert M Wilson
                                  ------------------------
                              Name: Robert M. Wilson
                                    ----------------------
                              Title: Secretary
                                     ---------------------